UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2010

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

On August 4, 2010, the Company announced that Jeffry N. Quinn, Chairman and Chief Executive Officer of Solutia Inc., will address investors at the Jefferies Annual Global Industrial and A&D Conference at 11:00 a.m. EST on Wednesday, August 11, 2010, in New York, N.Y.  A live webcast of the presentation and a replay will be available on the investor section of http://www.solutia.com.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits: The following exhibit is attached hereto and furnished herewith.
Exhibit Number	Description
99.1	Press Release dated August 4, 2010

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC.
(Registrant)
/s/ Paul J. Berra, III
Senior Vice President, General Counsel, Legal and Governmental Affairs, Assistant Secretary

DATE: August 4, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 4, 2010